COMMITMENTS AND CONTINGENCY	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCY
COMMITMENTS AND CONTINGENCY

18.                               COMMITMENTS AND CONTINGENCY

(a)                                 Lease commitments

The Group has entered into certain leasing arrangements relating to the lease of the Group’s office premises.  Rental expense under operating leases for the years ended 2011, 2012 and 2013 was $1,651,398, $1,565,110 and $1,349,017, respectively.

As of December 31, 2013, the Group was obligated under certain operating leases, relating to the rental of office premises, requiring minimum rental payments as follows:

Year ending December 31,
2014	$1,153,000
2015	697,000
2016	442,000
2017	74,000
2018	14,000
2019 and thereafter	17,000

$2,397,000

(b)                                 Other commitments

The Group has entered into several agreements to pay media costs for periods of 5 to 10 years.  As of December 31, 2013, future minimum purchase commitments under these agreements totalled approximately $193,320,000, which will be payable as follow:

Year ending December 31,
2014	$72,658,000
2015	63,913,000
2016	21,849,000
2017	11,706,000
2018	9,036,000
2019 and thereafter	14,158,000

$193,320,000

(c)                                  Litigation with former shareholders of DMG

The Company filed a summons with notice in the Supreme Court of the State of New York, which is the trial court there (the “New York Court”) on December 27, 2010 against the selling shareholders and former management of DMG.  The summons with notice alleged that the selling shareholders of DMG (i) engaged in an unlawful scheme to induce the Group, through false, deceptive, and misleading statements concerning DMG’s financial condition and performance, to pay a grossly inflated price to purchase DMG in 2010, and (ii) received, or are scheduled to receive, ill-gotten gains from this unlawful scheme.  The summons with notice further alleged that the Group is owed indemnification from an escrow fund, established at the time of the purchase, as a result of breaches of representations and warranties contained in the merger agreement pursuant to which the Company acquired DMG (the “Merger Agreement”).  The claims summarized in the summons with notice were set forth in a more detailed complaint filed by the Company on February 2, 2011.

On February 25, 2011, Gobi Partners, Inc., Gobi Fund, Inc., Gobi Fund II, L.P., Oak Investment Partners XII, L.P., and Thomas Gai Tei Tsao (collectively, the “Former DMG Shareholders”) filed a countersuit in the New York Court against by the Company.  The complaint in that lawsuit alleges that the Company breached certain agreements related to the DMG Acquisition by (i) declining to make certain installment payments that the Former DMG Shareholders claim they were entitled to receive and (ii) declining to take steps to facilitate the transfer of Company stock that the Former DMG Shareholders claim to be entitled to receive in connection with the DMG Acquisition.  The Former DMG Shareholders also seek specific enforcement of the contracts at issue, compensatory damages in an amount to be determined at trial, and permanent and preliminary injunctive relief compelling the Company to comply with the parties’ agreement.  The Company denied the material allegations of the complaint by the Former DMG Shareholders and asserted a counterclaim for breach of contract arising from the destruction of DMG’s electronic data prior to deliver to the Company.

Also on February 25, 2011 the Former DMG Shareholders filed motions against the Group for various relief.  They sought to dismiss most of the claims in the Company’s complaint as well as the Company’s counterclaim based on destruction of DMG’s electronic data.  They also sought (i) an order of attachment against the Company in the amount of $30 million plus interest, on account of a post-closing payment of that amount which the Former DMG Shareholders alleged to be due, and (ii) an order directing the Company to transfer assets into the United States to secure a prospective judgment.  The Former DMG Shareholders also filed a motion for a preliminary injunction to compel the Company to remove the restrictive legend on the Company’s ordinary shares received by the Former DMG Shareholders in connection with the DMG Acquisition, and to provide consents or authorizations to convert those shares into freely tradable American Depository Shares.

On November 3, 2011 the New York Court decided the pending motions in the above lawsuits.  It granted the motion to dismiss the Group’s fraud, unjust enrichment and declaratory judgment claims, as well as our breach of contract claim based on the destruction of DMG’s electronic data.  The New York Court denied the Former DMG Shareholders’ motion to dismiss the Group’s indemnification claim for not less than $2,785,633 but granted their motion to attach the Group’s assets in the amount of $30 million plus interest, as security in the event the Former DMG Shareholders were successful in their monetary claims against the Group.  The ruling also required the Former DMG Shareholders to file a $500,000 undertaking in the event that it is ultimately determined that they were not entitled to the attachment.  Finally, the New York Court denied the Former DMG Shareholders’ request to compel the Group to release the restrictions on the stock certificates they received, noting that any injury they may have suffered as a result of the alleged failure to release those restrictions would be compensable in monetary damages.

On November 11, 2011 the Group filed an appeal from the New York Court’s orders.

On November 21, 2011 the Former DMG Shareholders filed a motion for partial summary judgment in the New York Court, seeking a judgment against the Company of $60 million plus interest for the Company’s failure to make $60 million in post-closing payments claimed to be due for the DMG Acquisition.  They also filed a motion to confirm the order of attachment previously entered in the amount of $30 million plus interest.

On August 13, 2012 the New York Court entered an order (the “August 13 Order”) directing the Group, on or before August 21, 2012 (a) to transfer $60 million in assets readily convertible into U.S.  currency into New York State, to be held in the custody of the New York City Sheriff’s Office, (b) to deposit $60 million into an escrow account controlled by the Sheriff, or (c) to make other arrangements satisfactory to the plaintiffs in the litigation for security with respect to the final judgment plaintiffs seek in that amount.  The Group took prompt steps to comply with the August 13 Order and have arranged for the delivery to the Sheriff of more than $3.2 million in cash denominated in or convertible to U.S.  dollars that were held by or for the Group outside the PRC and such transferred amount was recorded as restricted cash as of December 31, 2012.  With respect to funds held within the PRC in RMB, any transfer to the Sheriff in New York requires approval of the relevant authority of the PRC government, the State Administration on Foreign Exchange (“S.A.F.E.”).  Accordingly, on August 20, 2012 the Company applied to the S.A.F.E.  for such approval, for the transfer of the balance required under the August 13 Order (an amount equivalent to approximately $56.8 million).  S.A.F.E., however, denied the application.  At the same time as taking steps to comply with the August 13 order to the extent possible, the Company has appealed from that order.  It sought a stay of enforcement of the August 13 Order, but that request was denied, first by a single judge of the appellate court on August 17, 2012 and then by a full panel of that court on October 2, 2012.  The August 13 order is reversed by New York Court on June 11, 2013 as explained below.

On October 21, 2012, Former DMG Shareholders filed a contempt motion in the New York Court against the Group for failure to transfer $60 million into New York State by August 21, 2012 as directed in the August 13 Order.

On January 7, 2013, the New York State Supreme Court issued an order of civil contempt against the Group that it had failed to comply fully with the August 13 Order requiring the Group to post security in connection with prejudgment orders of attachment totaling $60 million.  The turnover order required the Group to pay that amount to the New York City Sheriff or enter into an escrow of the funds in the PRC or alternative security arrangement acceptable to plaintiffs.

On February 19, 2013 the New York State Supreme Court entered a modified order (the “February 19 Order”), adding to the terms of the August 13 Order the alternative provision that the Group may deposit in escrow, with the Jun He Law Offices as escrow agent, an amount of Chinese currency equivalent to $60 million less the amount currently on deposit of approximately $4.5 million with the New York City Sheriff’s Office, to be held in escrow until a final judgment in this action or a settlement between the parties resolving the action.  However, the Jun He Law Offices have informed the New York Court that they were not willing to serve as escrow agent and the Company had been advised that any escrow of funds to be held in PRC pursuant to an agreement that contemplates the possibility of ultimate transfer of Chinese currency outside of PRC requires approval of S.A.F.E.  The contempt sanction was a fine of $250 plus payment of the plaintiffs’ attorneys’ fees incurred on the contempt application.  On May 16, 2013, the New York Court ordered the Group to pay Former DMG Shareholders $250 fine plus plaintiffs’ costs and reasonable attorneys’ fees in the amount of $185,892.

On June 11, 2013, the Appellate Division, First Department of the Supreme Court of the State of New York entered a Decision and Order (the “Appellate Division Ruling”), determining appeals and cross-appeals from rulings by the New York Court.  The Appellate Division Ruling (a) affirmed the New York Court’s order of November 3, 2011 granting the motions of the Former DMG Shareholders to dismiss the claims and counter-claims of the Group for fraud, unjust enrichment and declaratory judgment, (b) reversed that part of the New York Court’s order of June 15, 2012 that denied the Former DMG Shareholders’ motion for partial summary judgment on the defense asserted by the Group to the Former DMG Shareholders’ claims for breach of contract, including the defense based on allegations of intentional destruction of certain electronic data that was to be conveyed as part of the sale of the assets of Digital Media Group, and (c) affirmed the New York Court’s denial of the Former DMG Shareholders’ motion to dismiss the breach of contract and indemnity claim asserted by the Group, seeking an amount not less than $2,785,633, based on alleged inaccuracies in the representations and warranties within the Merger Agreement.

With respect to the orders entered by the New York Court regarding the attachment of our assets, the Appellate Division Ruling (d) reversed the New York Court’s order entered on November 4, 2011, granting the motion by the Former DMG Shareholders for pre-judgment attachment of our assets, (e) reversed the New York Court’s order entered on June 15, 2012, granting the motion by the Former DMG Shareholders to confirm the two ex parte orders of attachment they previously obtained in the aggregate amount of $60 million (the “Attachment Orders”), and (f) reversed the New York Court’s order entered on August 13, 2012, granting the motion of the Former DMG Shareholders’ to compel us to transfer $60 million into New York pursuant to the Attachment Orders.

Neither the Group nor the Former DMG Shareholders sought leave to appeal the Appellate Division Ruling, which therefore became final.  On July 15, 2013, the New York Court entered an order requested by the Former DMG Shareholders granting summary judgment on two of their causes of action in the amount of $60 million plus interest and certain costs and permitting execution on such judgment.  On July 26, 2013, the Clerk of the New York Court entered judgment in favor of the Former DMG Shareholders pursuant to the July 15, 2013 order, directing that they shall recover from us the sum of $71,800,047 and have execution thereof (the “New York Judgment”).

On July 29, 2013, proceedings were begun in the Cayman Islands against the Group for the enforcement of the New York Judgment entered on July 26, 2013 (the “Cayman Islands Proceeding”.) and we has received a Writ of Summons.

On August 22, 2013, Former DMG Shareholders sought an order from the New York Court directing the Sheriff to pay to them the amount awarded on the contempt motion.  On September 10, 2013, the New York Court entered an order directing the Sheriff to pay Former DMG Shareholders the amount awarded on their contempt motion, and on September 25, 2013, the Sheriff disbursed funds to Former DMG Shareholders in the amount of $186,142.

On October 21, 2013, the Company appeared before the New York Court and put a stipulation on the record, approved by the Court, agreeing to a continuation of the temporary stay entered by the New York Court on July 29, 2013, New York the Sheriff from disbursing any additional funds held by him in escrow pending an application by Former DMG Shareholders for such disbursement upon notice to the Company.  At that same court appearance, the Company voluntarily withdrew without prejudice its application to enforce the Appellate Division Ruling and to compel the return of remaining funds held by the Sheriff.

On February 14, 2014, the Company stipulated to the withdrawal of all appeals in that action pending before the Appellate Division.  The stipulation was transmitted to the New York Court on February 19, 2014.

As of December 31, 2013, the Sheriff held $4.5 million, pursuant to the August 13 Order, in an interest-bearing account.  The amount includes the principal sum transferred by the Company and accrued interest.  Such amount is included in the restricted cash on the consolidated balance sheets as of December 31, 2012 and 2013.

As a result of the above litigation, penalty interest on the overdue payable of $3,375,000, $5,993,145 and $2,149,903 are recognised during the years ended December 31, 2011, 2012 and 2013, respectively.

As of December 31, 2013, consideration payable of $75,800,047 (including $11,800,047 accrued penalty interest on the overdue consideration payable) is recorded by the Company and it is the management’s best estimate of the consideration required to settle the litigation with the Former DMG Shareholders.

On April 30, 2014, the Company entered into Settlement Arrangement with the Former DMG Shareholders to settle this litigation.  See note 23 for details.

(d)                                 Other litigation

The litigation of Yi Zhao v. Dina Liu, Visionchina Media Inc was filed on October 26, 2012, but service of the complaint is not alleged to have been made on the Company until at least August 26, 2013, by delivery to the Company’s headquarters in the People’s Republic of China.  The litigation arises out of the dissolution of the marriage between Yi Zhao and Dina Liu Dan, a former Chief Financial Officer of the Company.  The primary claims are asserted against Dina Liu Dan, who is alleged to have exercised certain stock options for the Company’s stock (through a company she allegedly controls, Barrie Holdings) without sharing the proceeds with her former husband, Yi Zhao.  The single claim asserted against the Company is for aiding and abetting fraud by Dina Liu Dan, with damages alleged to be approximately $5,000,000.  The underlying fraud claim against Dina Liu Dan, however, has been dismissed for lack of personal jurisdiction, although a dismissal motion by Barrie Holdings was denied.  The Company filed a motion to dismiss the single claim on December 24, 2013, which was denied by decision and order dated February 28, 2014.  On March 11, 2014, Yi Zhao moved for entry of a default judgment against the Company, on the basis of the Company’s purported failure to answer or move to dismiss the complaint within the period permitted by law.  On April 14, 2014, the motion of Yi Zhao for a default judgment against the Company was denied.  Management estimates that potential loss that could result from this litigation as of date of this report merely reasonably possible but not probable in accordance to ASC 450, due to uncertainty and therefore no provision was made for such amount as of December 31, 2013.  The litigation is still in progress as of the date of this report.

(e)                                  Other

The National Standard of Frame Structure and Channel Code and Modulation of Digital Television Ground Broadcasting.  Transmission System (the “National Standard”), was approved by the Standardization Administration of the PRC on August 18, 2006, and became effective on August 1, 2007.  On March 27, 2006, the PRC State Administration of Radio, Film and Television (“SARFT”) promulgated the Notice Concerning Experimental Mobile Digital Television (the “March Notice”), which required all of the Group’s local operating partners must adopt the National Standard for their mobile digital television operations and the SARFT has officially issued a notice to require some of the Group’s local operating partners and direct equity investment entities to complete the adoption of the National Standard by June 30, 2010.  As of December 31, 2013, the mobile digital television network of the Group’s direct equity investment entities and the digital television broadcasting infrastructure of the Group’s local operating partners in 11 cities have been converted to the National Standard, but those in another 6 cities have not yet completed the conversion and do not meet the requirements of the National Standard.  The Group’s direct equity investment entities and local operating partners may be required to spend significant capital and other resources, including on new equipment, to convert their digital television broadcasting infrastructure to the National Standard.  Under some of the Group’s exclusive advertising agency agreements, the Group may be responsible for a portion of such expenditures in 3 of the 6 cities that have not yet completed the conversion.  The total cost of converting the equipment to the 3 cities is not expected to exceed $0.4 million.  However, the Group and its local operating partners in these 3 cities have not yet determined the allocation of such capital expenditures, and there is no reliable basis for management to accurately estimate the amount and timing of capital expenditures required for these local operating partners, therefore, no accrual for such liability has been made in the consolidated financial statements.